UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (date of earliest event reported): February 26, 2003


                                 FX ENERGY, INC.
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


            Nevada                          0-25386              87-0504461
-------------------------------    ------------------------  -------------------
(State or other jurisdiction of    (Commission File Number)     (IRS Employer
 incorporation or organization)                              Identification No.)


                    3006 Highland Drive
                         Suite 206
                   Salt Lake City, Utah                            84106
         ----------------------------------------                ----------
         (Address of principal executive offices)                (Zip code)


                                 (801) 486-5555
               ---------------------------------------------------
              (Registrant's telephone number, including area code)


                                       N/A
              ----------------------------------------------------
              (Former name, former address, and formal fiscal year,
                         if changed since last report)

--------------------------------------------------------------------------------
                                ITEM 7. EXHIBITS
--------------------------------------------------------------------------------

      The following is filed as an exhibit to this report:

               SEC
Exhibit     Reference
 Number       Number             Title of Document                  Location
----------- --------- -------------------------------------------  -------------

 Item 99.                Other Exhibits
----------- --------- -------------------------------------------  -------------
  99.01         99     Press Release dated February 26, 2003        This filing


--------------------------------------------------------------------------------
                        ITEM 9. REGULATION FD DISCLOSURE
--------------------------------------------------------------------------------

         On February 26, 2003, FX Energy, Inc. issued a press release, a copy of which is attached as Exhibit 99.01.

         The information included in this report on Form 8-K, including the exhibit, is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section.

                               ___________________

This report contains forward-looking statements. Forward-looking statements are not guarantees of future drilling or other exploration or development results, the actual presence or recoverability of estimated reserves, the ability to establish reserves equal to the potential of exploration targets, production amounts or revenues, construction costs or schedules or similar matters. Forward-looking statements are subject to risks and uncertainties outside FX Energy's control. Actual events or results may differ materially from the forward-looking statements. For a discussion of additional contingencies and uncertainties to which information respecting future events is subject, see FX Energy's 2001 annual report on Form 10-K and other SEC reports.

--------------------------------------------------------------------------------
                                   SIGNATURES
--------------------------------------------------------------------------------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                              FX ENERGY, INC.
                                              Registrant

Dated:  February 26, 2003                     By  /s/ Scott J. Duncan
                                                 -------------------------------
                                                 Scott J. Duncan, Vice-President

                                       3